Lincoln Financial Group 150 N. Radnor Chester Rd. Radnor, PA 19087

Phone:	484-583-8083
e-Mail:	lisa.matson@lfg.com

VIA EDGAR

October 1, 2013

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-4644

RE:	Registrant: Lincoln Advisors Trust (“Trust”)
File Nos.: 033-175622 and 811-22583

Dear Sir or Madam:

Attached for filing on behalf of the Trust, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Presidential Managed Risk Moderate Fund’s Prospectus dated September 25, 2013. The purpose of this filing is to submit the Fund’s Rule 497(e) filing in XBRL format.

Please contact me at the number indicated above if you have any questions or comments about this filing.

Sincerely,

/s/ Lisa L.B. Matson

Lisa L.B. Matson, Esq.

Senior Counsel